UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________

FORM 8-K
_____________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
 _____________________________________________________

Date of Report (Date of earliest event reported): April 30, 2025

www.carlisle.com

CARLISLE COMPANIES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-09278	31-1168055
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16430 North Scottsdale Road, Suite 400, Scottsdale, Arizona 85254
(Address of principal executive offices, including zip code)

480-781-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $1 par value	CSL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 30, 2025, the Carlisle Companies Incorporated (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, each of Robin J. Adams, Robert G. Bohn and Gregg A. Ostrander notified the Company of his retirement from the Board of Directors of the Company (the “Board”) and submitted his resignation, effective immediately, in accordance with the Company’s director refreshment policy set forth in its Statement of Corporate Governance Guidelines and Principles, which requires a director to submit his or her resignation at the Company’s Annual Meeting of Stockholders following the date that he or she reaches age 72. The retirements of Messrs. Adams, Bohn and Ostrander were not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the Company’s stockholders: (i) elected all three of the directors nominated by the Board; (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers for 2024 as disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 18, 2025 (the “Proxy Statement”); and (iii) ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2025. Each of these proposals is further described in the Proxy Statement. Final voting results on each proposal submitted to the Company’s stockholders at the Annual Meeting are as follows:
Proposal 1. Election of Directors:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jonathan R. Collins	32,361,003	5,028,537	33,100	2,522,725
D. Christian Koch	34,702,380	2,606,212	114,048	2,522,725
C. David Myers	36,832,721	561,874	28,045	2,522,725
Proposal 2. Approval, on an advisory basis, of the compensation of the Company’s named executive officers for 2024:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,733,750	8,603,713	85,177	2,522,725
Proposal 3. Ratification of Deloitte & Touche LLP:

Votes For	Votes Against	Abstentions
39,707,480	213,225	24,660
Item 9.01.    Financial Statements and Exhibits.
(d)          Exhibits

Exhibit Number	Exhibit Title

104	Cover page interactive data file (formatted in inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLISLE COMPANIES INCORPORATED

Date:	May 1, 2025	By:	/s/ Kevin P. Zdimal
Kevin P. Zdimal
Vice President and Chief Financial Officer